PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement, dated October 11, 2013
To
Prospectuses dated April 29, 2013

This supplement updates certain information in the current Prospectus for your Annuity and any subsequent supplements thereto.  Please read it carefully and keep it with your copy of the Prospectus for future reference.  If you would like another copy of the current Prospectus for PDI, please call us at 1-888-PRU-2888.

___________________________________________________________________

Effective on or about November 4, 2013, the AST Long Duration Bond Portfolio will change its name to the AST Multi-Sector Fixed Income Portfolio.  Accordingly, we make the following changes to your Annuity Prospectus:

A.	All references to “AST Long Duration Bond Portfolio” are replaced with “AST Multi-Sector Fixed Income Portfolio.”

B. The Investment Objectives/Policies table that appears under, “Investment Options,” in your Annuity Prospectus is modified as follows

INVESTMENT OBJECTIVE/POLICIES	STYLE/ TYPE	PORTFOLIO ADVISOR/ SUBADVISOR(S)
AST Multi-Sector Fixed Income Portfolio: seeks to maximize total return, consistent with the preservation of capital. The Portfolio will seek to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. Under normal market conditions, the Portfolio will invest at least 80% of its investable assets in bonds. Although the Portfolio may invest in instruments of any duration or maturity, the Portfolio normally will seek to maintain a weighted average portfolio duration within +/- one year of its secondary benchmark index, which duration is expected to be between 8-12 years as of February 25, 2013. The Portfolio’s secondary custom blended index consists of the Barclays U.S. Long Corporate Index (7.5% financials capped) (65%) and the Barclays U.S. Intermediate Corporate Index (7.5% financials capped) (35%). The Portfolio may invest up to 10% of investable assets in instruments that are rated below investment grade (“junk bonds”) or, if unrated, are considered by the subadvisor to be of comparable quality to instruments rated below investment grade. Please note that the Portfolio is the sole investment option for the Prudential Defined Income Variable Annuity. Contract owners that select this benefit will have their account value allocated to the Portfolio.
	Fixed Income	Prudential Investment Management, Inc.

PDISUP2